UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

MICROVISION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6244 185th Avenue NE, Suite 100

Redmond, Washington 98052

(Address of principal executive offices) (Zip Code)

(425) 936-6847

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MVIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 19, 2020, pursuant to notice duly given. The stockholders voted on six proposals, which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission April 3, 2020.

The results are as follows:

Proposal 1.	All of the Company’s nominees for director were elected by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Simon Biddiscombe	55,352,656	19,959,313	33,479,341
Robert P. Carlile	54,444,592	20,867,377	33,479,341
Yalon Farhi	56,512,819	18,799,150	33,479,341
Perry M. Mulligan	47,312,610	27,999,359	33,479,341
Sumit Sharma	58,263,249	17,048,720	33,479,341
Bernee D.L. Strom	54,458,082	20,853,887	33,479,341
Brian Turner	50,295,071	25,016,898	33,479,341

Proposal 2.

Approval of an amendment to the Amended and Restated Certificate of Incorporation to amend the total number of shares of the company’s authorized common stock required a majority of outstanding shares for approval and did not pass.

For:	61,533,922
Against:	46,526,977
Abstain:	730,411

There were no broker non-votes on Proposal 2.

Proposal 3.

Approval of an amendment to the Amended and Restated Certificate of Incorporation to enable a reverse stock split of the company’s common stock required a majority of outstanding shares for approval and passed.

For:	74,240,160
Against:	34,252,243
Abstain:	298,907

There were no broker non-votes on Proposal 3.

Proposal 4.	The stockholders approved the 2020 MicroVision, Inc. Incentive Plan by the votes set forth in the table below:

For:	40,727,975
Against:	31,814,097
Abstain:	2,769,897
Broker Non-Votes:	33,479,341

Proposal 5.

The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, by the votes set forth in the table below:

For:	84,496,389
Against:	16,929,091
Abstain:	7,365,830

There were no broker non-votes on Proposal 5.

Proposal 6.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

For:	44,501,607
Against:	27,729,222
Abstain:	3,080,887
Broker Non-Votes:	33,479,341

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

/s/ David J. Westgor
David J. Westgor Vice President, General Counsel & Secretary

Dated: May 21, 2020